Exhibit 10.32G
PURCHASE AGREEMENT DEFINITIONS
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit C to Purchase Agreement Number 1980

P.A. No. 1980	C	SA 20

PURCHASE AGREEMENT DEFINITIONS
Dated October 31, 1997
relating to
BOEING MODEL 777 AIRCRAFT
I. Definitions.
The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:
     “Advance Payments” means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.
     “Advance Payment Base Price” has the meaning set forth in Section 2.1.6 of the AGTA.
     “Affiliate”, with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “AGTA” has the meaning set forth in the recital of the Aircraft General Terms Agreement of even date herewith between Boeing and Customer.
     “Aircraft” means any or all, as the context requires, of the Boeing Model 777 aircraft described in the applicable Table 1, 2, or 3 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.
     “Aircraft Basic Price” has the meaning set forth in Section 2.1.4 of the AGTA.
     “Aircraft Software” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Aircraft Price” has the meaning set forth in Section 2.1.7 of the AGTA.

P.A. No. 1980	C-1	SA 20

     “Airframe Escalation Adjustment Document” has the meaning set forth in Section 2.1.5 of the AGTA.
     “Airframe Price” has the meaning set forth in Section 2.1.1 of the AGTA.
     “ATA” has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.
     “Authorized Agent” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Average Direct Hourly Labor Rate” has the meaning set forth in Part 1 of the Product Assurance Document.
     “BFE Provisions Document” means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.
     “Boeing” has the meaning set forth in the recital of the AGTA.
     “Boeing Product” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Buyer Furnished Equipment” or “BFE” has the meaning set forth in Section 1.2 of the AGTA.
     “Correct” or “Correction” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Corrected Boeing Product” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Customer” has the meaning set forth in the recital of the AGTA.
     “Customer Support Document” means the Customer Support Document attached to the AGTA as Exhibit B.
     “Deposit” means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.
     “Detail Specification” means the Detail Specification identified in the applicable Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.
     “Development Changes” has the meaning set forth in Section 4.2 of the AGTA.

P.A. No. 1980	C-2	SA 20

     “Direct Labor” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Direct Materials” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Documents” has the meaning set forth in Section 4.6 of Part 3 to the Customer Support Document.
     “Engine” means each of the two engines installed on the Aircraft and identified in the applicable (subject to Customer selection) Table 1, 2, or 3 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.
     “Engine Price” has the meaning set forth in Section 2.1.3 of the AGTA.
     “Engine Price Adjustment” means the adjustment to the Engine Price determined in accordance with the formula set forth in Supplemental Exhibit EE1 to the Purchase Agreement.
     “Engine Supplier” means the manufacturer of the Engine.
     “Escalation Adjustment” has the meaning set forth in Section 2.1.5 of the AGTA.
     “Excusable Delay” has the meaning set forth in Section 7.1 of the AGTA.
     “FAA” means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.
     “Failed Component” has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.
     “Failure” has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.
     “Federal Aviation Regulations” means the regulations promulgated by the FAA from time to time and any official interpretations thereof.
     “Field Services” has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.

P.A. No. 1980	C-3	SA 20

     “Governmental Authority” means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator, department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.
     “Governmental Regulations” means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.
     “Interface Problem” has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.
     “Manufacturer Change” has the meaning set forth in Section 3.2.1 of the AGTA.
     “Operator Changes” has the meaning set forth in Section 3.3.1 of the AGTA.
     “Optional Features” means those Parts identified as optional features in the Detail Specification.
     “Optional Features Prices” has the meaning set forth in Section 2.1.2 of the AGTA.
     “Parts” means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise pursuant to the Purchase Agreement.
     “Performance Guarantees” has the meaning set forth in Section 5.4 of the AGTA.
     “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
     “Policy” has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.
     “Product Assurance Document” means the Product Assurance Document attached to the AGTA as Exhibit C.

P.A. No. 1980	C-4	SA 20

     “Proprietary Information” has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
     “Proprietary Materials” has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
     “Purchase Agreement” means Purchase Agreement No. 1980, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.
     “Scheduled Delivery Month” means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.
     “Seller Furnished Equipment” or “SFE” means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller furnished equipment.”
     “Seller Purchased Equipment” or “SPE” means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller purchased equipment.”
     “SLP Component” has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.
     “Standard Airworthiness Certificate” means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).
     “Stipulated Rate” has the meaning set forth in Section 1.3 of Letter Agreement No. 6-1162-AKP-070 or as may be subsequently amended.
     “Supplier Product” has the meaning set forth in Part 1 of the Product Assurance Document.
     “Suppliers” has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.
     “Taxes” has the meaning set forth in Section 2.2 of the AGTA.
     “Type Certificate” means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.

P.A. No. 1980	C-5	SA 20

     “Warranty Inspections” has the meaning set forth in Part 1 of the Product Assurance Document.
II. Interpretive Provisions.
When reference is made to an article, section, attachment, exhibit, schedule or supplement of the “AGTA” or a “Purchase Agreement” without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.

P.A. No. 1980	C-6	SA 20